Exhibit 99.1

FOR IMMEDIATE RELEASE

Lantronix Reports Fiscal 2015 Third Quarter Financial Results

Irvine, Calif., April 29, 2015 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX), a specialized networking company providing smart IoT and M2M solutions, today reported results for its fiscal 2015 third quarter ended March 31, 2015.

Financial Highlights for the Third Quarter of Fiscal 2015:

▪	Net revenue of $10.4 million
▪	New product revenue grew by 33% year-over-year and 59% year-to-date
▪	Gross profit margin of 45.1%
▪	GAAP net loss of $839,000 or $0.06 per share
▪	Non-GAAP net loss of $357,000 or $0.02 per share
▪	Cash and cash equivalents of $5.6 million as of March 31, 2015

“During the third fiscal quarter of 2015, Lantronix continued to achieve year-over-year and year-to-date growth in new product sales. At the same time, weakness in capital spending continued to impact the timing of customer projects that affected total revenue for the quarter ended March 31, 2015,” said Kurt Busch, Lantronix president and CEO. “Despite challenging near-term market conditions, we are executing on the fundamental elements of our growth strategy of engaging with Tier One accounts, delivering market leading smart IoT and M2M solutions, and expanding our sales and marketing efforts worldwide. Ultimately, we believe that these actions will create long-term profitable growth.”

Operational and Product Highlights for the Third Quarter of Fiscal 2015:

▪	Lantronix began volume shipments for one of its first design wins using the xPico® Wi-Fi SMT, the newest addition to the xPico embedded device server product family.
▪	The Company began volume sales of SLC™ 8000, the industry’s first modular console manager, which was introduced during the second quarter of fiscal 2015.
▪	In January 2015, the Company announced that Konica Minolta added Lantronix xPrintServer® Cloud Print edition mobile printing solution to its EnvisionIT portfolio of mobile solutions.
▪	In February 2015, Lantronix showcased Wi-Fi enabled Internet of Things solutions at the 2015 Embedded World Conference. Featured Lantronix-enabled solutions included a humanoid robot, factory provisioning solutions, and an autonomous drone.

Financial Results for the Third Quarter of Fiscal Year 2015

Net revenue was $10.4 million for the third quarter of fiscal 2015, a decrease of $1.1 million, compared with $11.6 million for the third quarter of fiscal 2014 and a decrease of $291,000 compared with $10.7 million for the second quarter of fiscal 2015. The year-over-year and sequential decreases in net revenue were primarily due to a decline in legacy product sales and weakness in capital spending that impacted the timing of customer projects. The year-over-year decline in legacy products was partially offset by 33% growth in new product revenue. New products are defined as products that have been released since the start of the second quarter of fiscal 2012.

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Gross profit as a percentage of net revenue was 45.1% for the third quarter of fiscal 2015, compared with 50.9% for the third quarter of fiscal 2014 and 48.2% for the second quarter of fiscal 2015. Gross profit as a percentage of revenue was lower primarily due to charges for excess inventories, totaling approximately $290,000, that were recorded in the third fiscal quarter.

Operating expenses were $5.5 million for the third quarter of fiscal 2015, compared with $6.0 million for the third quarter of fiscal 2014 and $5.8 million for the second quarter of fiscal 2015.

GAAP net loss for the third quarter of fiscal 2015 was $839,000 or $0.06 per share, compared with GAAP net loss of $130,000 or $0.01 per share, for the third quarter of fiscal 2014 and a GAAP net loss of $632,000 or $0.04 per share, for the second quarter of fiscal 2015.

Non-GAAP net loss for the third quarter of fiscal 2015 was $357,000 or $0.02 per share, compared with non-GAAP net income of $331,000 or $0.02 per share, for the third quarter of fiscal 2014 and non-GAAP net loss of $99,000 or $0.01 per share, for the second quarter of fiscal 2015. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $5.6 million as of March 31, 2015 compared with cash and cash equivalents of $6.3 million as of June 30, 2014.

Conference Call and Webcast

Lantronix will host an investor conference call with a simultaneous audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its fiscal 2015 third quarter results. To access the live conference call, investors should dial 1-888-243-4451 (US) or 1-412-542-4135 (international) and indicate that they are participating in the Lantronix Q3 FY 2015 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time on Wednesday, April 29, 2015 at www.lantronix.com. A telephonic replay will also be available through May 7, 2015 by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10064423.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a specialized networking company providing M2M (machine to machine) and IoT (Internet of Things) solutions. Our products deliver secure connectivity, device management and mobility for today's increasingly connected world. By networking and managing devices and machines that have never before been connected, we enable our customers to realize the possibilities of the Internet of Things. Founded in 1989, Lantronix pioneers robust, intelligent and easy to deploy solutions for mission critical applications in a wide range of industries, including data center, medical, security, industrial, transportation, retail, financial and government. Lantronix is headquartered in Irvine, California, with offices in Europe, Asia and Japan. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit).

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our sales expansion efforts, our relationships with certain customers, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Investor Relations Contacts:

Jeremy Whitaker

Chief Financial Officer

949-453-3990

E.E. Wang

investors@lantronix.com

949-614-5879

© 2015 Lantronix, Inc. All rights reserved. Lantronix, xPico, and xPrintServer are registered trademarks of Lantronix, Inc. All other trademarks and trade names are the property of their respective holders.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$5,598	$6,264
Accounts receivable, net	2,631	3,631
Contract manufacturers' receivable	486	359
Inventories, net	8,740	8,404
Prepaid expenses and other current assets	493	524
Total current assets	17,948	19,182
Property and equipment, net	1,311	1,487
Goodwill	9,488	9,488
Deferred tax assets	400	400
Other assets	95	125
Total assets	$29,242	$30,682

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,032	$4,547
Accrued payroll and related expenses	1,676	1,863
Warranty reserve	111	150
Deferred tax liabilities	400	400
Other current liabilities	3,614	3,418
Total current liabilities	9,833	10,378
Long-term capital lease obligations	8	7
Other non-current liabilities	93	131
Total liabilities	9,934	10,516

Commitments and contingencies

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	205,888	205,013
Accumulated deficit	(186,952)	(185,219)
Accumulated other comprehensive income	371	371
Total stockholders' equity	19,308	20,166
Total liabilities and stockholders' equity	$29,242	$30,682

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2015	2014	2014	2015	2014
Net revenue (1)	$10,444	$10,735	$11,593	$32,715	$33,444
Cost of revenue	5,735	5,565	5,694	17,237	16,718
Gross profit	4,709	5,170	5,899	15,478	16,726
Operating expenses:
Selling, general and administrative	3,914	3,992	4,248	11,981	12,258
Research and development	1,619	1,782	1,757	5,145	5,081
Total operating expenses	5,533	5,774	6,005	17,126	17,339
Loss from operations	(824)	(604)	(106)	(1,648)	(613)
Interest expense, net	(4)	(3)	(6)	(12)	(22)
Other income (expense), net	(5)	1	(2)	(25)	(30)
Loss before income taxes	(833)	(606)	(114)	(1,685)	(665)
Provision for income taxes	6	26	16	48	55
Net loss and comprehensive loss	$(839)	$(632)	$(130)	$(1,733)	$(720)

Net loss per share (basic and diluted)	$(0.06)	$(0.04)	$(0.01)	$(0.12)	$(0.05)

Weighted-average common shares (basic and diluted)	14,942	14,874	14,686	14,868	14,629

Net revenue from related parties	$28	$112	$79	$219	$452

(1) Includes net revenue from related parties

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2015	2014	2014	2015	2014
GAAP net loss	$(839)	$(632)	$(130)	$(1,733)	$(720)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	17	16	11	53	35
Depreciation and amortization	143	149	122	431	363
Total adjustments to cost of revenue	160	165	133	484	398
Selling, general and administrative:
Share-based compensation	189	195	144	558	461
Depreciation and amortization	52	63	83	180	286
Total adjustments to selling, general and administrative	241	258	227	738	747
Research and development:
Share-based compensation	44	54	54	159	166
Employer portion of withholding taxes on stock grants	–	6	–	6	–
Depreciation and amortization	22	22	23	69	44
Total adjustments to research and development	66	82	77	234	210
Total non-GAAP adjustments to operating expenses	307	340	304	972	957
Interest expense, net	4	3	6	12	22
Other income (expense), net	5	(1)	2	25	30
Provision for income taxes	6	26	16	48	55
Total non-GAAP adjustments	482	533	461	1,541	1,462
Non-GAAP net income (loss)	$(357)	$(99)	$331	$(192)	$742

Non-GAAP net income (loss) per share (diluted)	$(0.02)	$(0.01)	$0.02	$(0.01)	$0.05

Denominator for GAAP net income (loss) per share (diluted)	14,942	14,874	14,686	14,868	14,629
Non-GAAP adjustment	–	–	662	–	199
Denominator for non-GAAP net income (loss) per share (diluted)	14,942	14,874	15,348	14,868	14,828

GAAP operating expenses	$5,533	$5,774	$6,005	$17,126	$17,339
Non-GAAP adjustments to operating expenses	(307)	(340)	(304)	(972)	(957)
Non-GAAP operating expenses	$5,226	$5,434	$5,701	$16,154	$16,382

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended
	March 31, 2015			December 31, 2014			March 31, 2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
New Products	$495	$1,157	$1,652	$291	$1,354	$1,645	$420	$821	$1,241
Legacy Products	4,734	4,058	8,792	5,007	4,083	9,090	5,671	4,681	10,352
	$5,229	$5,215	$10,444	$5,298	$5,437	$10,735	$6,091	$5,502	$11,593

	Three Months Ended
	March 31, 2015			December 31, 2014			March 31, 2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$1,978	$3,407	$5,385	$1,971	$3,662	$5,633	$2,409	$3,475	$5,884
EMEA	2,151	1,172	3,323	2,154	1,150	3,304	2,241	1,455	3,696
Asia Pacific	493	307	800	550	349	899	665	319	984
Japan	607	329	936	623	276	899	776	253	1,029
	$5,229	$5,215	$10,444	$5,298	$5,437	$10,735	$6,091	$5,502	$11,593

	Nine Months Ended March 31,
	2015			2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
New Products	$970	$4,045	$5,015	$565	$2,585	$3,150
Legacy Products	15,185	12,515	27,700	15,440	14,854	30,294
	$16,155	$16,560	$32,715	$16,005	$17,439	$33,444

	Nine Months Ended March 31,
	2015			2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$6,358	$11,219	$17,577	$6,005	$11,465	$17,470
EMEA	6,474	3,447	9,921	6,184	3,855	10,039
Asia Pacific	1,660	968	2,628	1,924	1,151	3,075
Japan	1,663	926	2,589	1,892	968	2,860
	$16,155	$16,560	$32,715	$16,005	$17,439	$33,444

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